SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [x]

Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                          INTELECT COMMUNICATIONS, INC.
                (Name of Registrant as Specified In Its Charter)

           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
      _________________________

(2)   Aggregate number of securities to which transaction applies:
      ________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:
      ________________________________________________________________

(4)   Proposed maximum aggregate value of transaction:
      ________________________________

(5)   Total fee paid:
      ______________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:
      _____________________________________________________

(2)   Form, Schedule or Registration Statement No.:
      ___________________________________

(3)   Filing Party:
      _______________________________________________________________

(4)   Date Filed:
      ________________________________________________________________

                          INTELECT COMMUNICATIONS, INC.

To the Stockholders of Intelect Communications, Inc.:

      You are requested to vote on the matters being presented for action at the 1998 Annual Meeting of Stockholders of Intelect Communications, Inc. Our meeting is called for June 18, 1998 at the Company's CS4 Project Office located at 1240 East Campbell Road, Richardson, Texas 75081.

      The attached Notice of Annual Meeting and Proxy Statement describe the business of the meeting. There will also be a review of the Company's progress and plans. Directors and officers of the Company will be present to respond to shareholder inquiries.

      We cordially invite you to attend the meeting. Whether or not you plan to attend the meeting, please sign, date, and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

      Thank you for your time and consideration to respond to this request.

                                    Sincerely,


                                    /s/Herman M. Frietsch
                                    Herman M. Frietsch
                                    Chairman


Enclosures
April 28, 1998

                          INTELECT COMMUNICATIONS, INC.

                                  NOTICE OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 18, 1998

To the Stockholders of Intelect Communications, Inc.

      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") will be held on June 18, 1998, at 11:30 a.m. at the Company's CS4 Project Office located at 1240 East Campbell Road, Richardson, Texas 75081 (the "Meeting") for the purpose of considering and voting upon the following matters:

      1.    To elect one (1) director of the Company;

      2. To approve an amendment to increase the number of shares reserved for issuance under the Company's Stock Incentive Plan;

      3. To consider and act upon a proposal to approve the appointment of Arthur Andersen LLP as independent auditor of the Company for 1998; and

      4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors of the Company has fixed the close of business on April 20, 1998 as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.


                              BY ORDER OF THE BOARD OF DIRECTORS
                              EDWIN J. DUCAYET, JR., ASSISTANT SECRETARY
Richardson, Texas
April 28, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                        INTELECT COMMUNICATIONS, INC.

                             1100 Executive Drive
                           Richardson, Texas 75081

                               PROXY STATEMENT
                                   FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                JUNE 18, 1998


      This Proxy Statement accompanies the Notice (the "Notice") of the Annual Meeting of Stockholders of Intelect Communications, Inc. (the "Company") and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") and at any and all adjournments of such Meeting. The Meeting is to be held on June 18, 1998, at the Company's CS4 Project Office located at 1240 East Campbell Road, Richardson, Texas 75081 at 11:30 a.m.

      The Company's Annual Report for the year ended December 31, 1997 is being mailed to stockholders with the mailing of the Notice of Meeting and Proxy Statement. The Notice of Meeting, this Proxy Statement, the Annual Report, and the enclosed proxy are being first mailed to stockholders on or about April 28, 1998.

EXERCISE OF DISCRETION BY PROXIES

      Each properly executed proxy received at or before the Meeting on June 18, 1998 or any adjournments thereof will be voted at the meeting as specified therein. A proxy may be revoked at any time prior to its exercise by delivering written notice of its revocation to the Secretary of the Company, by a later dated proxy, or by attending the Meeting and voting in person. If a stockholder does not specify otherwise, the shares represented by proxy will be voted as recommended by the Board of Directors. Thus, IF NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR: (1) THE ELECTION OF MANAGEMENT'S NOMINEE AS DIRECTOR;
(2) AN AMENDMENT TO THE COMPANY'S STOCK INCENTIVE PLAN TO INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN; AND (3) THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITOR OF THE COMPANY FOR 1998.

      The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the Notice and with respect to other matters which are appropriately brought before the Meeting. Except as disclosed herein, at the date hereof, the management of the Company knows of no such amendments, variations or other matters.

      The expense of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and the proxy, will be paid by the Company. Such expense may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Common Stock. The Company expects to solicit proxies primarily by mail, but directors, officers, employees, and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. In addition, the Company has retained American Stock Transfer and Trust Company to assist in the solicitation of proxies for which the Company will pay an estimated $10,000 in fees, plus expenses and disbursements. The Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 28, 1998.

VOTING SHARES, QUORUM AND VOTES REQUIRED

       The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Proposals to be voted on at the Meeting require the affirmative vote of a majority of the voting power present and entitled to vote at the meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the meeting. Abstentions and broker non-votes (as hereafter defined) will be counted as present by the election inspectors for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the Meeting, the election inspectors will treat shares held by a stockholder who abstains from voting as being "present" and "entitled to vote"on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter, and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of the Company's Common Stock represented at the Meeting in person or by proxy by a broker or nominee, where such broker or nominee does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote. Under the rules of the National Association of Securities Dealers, generally, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

      A stockholder may, with respect to the election of directors: (i) vote for the election of the nominee named herein; or (ii) withhold authority to vote for such nominee. A stockholder may, with respect to each other matter to be voted upon: (i) vote for the matter; (ii) vote against the matter; or (iii) abstain from voting on the matter.

      Only holders of the Company's Common Stock of record at the close of business on April 20, 1998, will be entitled to receive notice of and to vote at the Meeting. The Company had 24,177,190 shares of Common Stock outstanding on the record date which are entitled to vote, and each such share is entitled to one vote.


                       PROPOSAL 1: ELECTION OF DIRECTOR


      The Company currently has five director seats, one of which is currently vacant. Pursuant to the Company's By-Laws, the Board of Directors intends to fill that vacancy when a suitable candidate is located. The Board of Directors is grouped into three classes. In accordance with the Company's Restated By-Laws and its Amended and Restated Certificate of Incorporation, the directors are elected for staggered three year terms. One of three classes is elected each year to succeed the directors whose terms are expiring. At this Meeting, the term of one of the director seats, that of Robert E. Garrison II, expires. The director nominated for election at this Meeting would hold office for a three year term expiring in 2001. Other directors are not up for election this year and will continue in office for the remainder of their terms.


DIRECTOR NOMINATED THIS YEAR FOR TERM EXPIRING IN 2001.

      ROBERT E. GARRISON II, 56, is a partner with Harris, Webb & Garrison, Inc. a regional investment banking and brokerage firm, since February 1994. Mr. Garrison is also the Chairman and Chief Executive Officer of Pinnacle Management & Trust Company, a state chartered independent trust company, since June 1994. From October 1992 to February 1994, Mr. Garrison served as Chief Executive Officer of Health Care Capital Group, Inc., a regional investment bank focusing on the health care industry. From 1991 until October 1992, Mr. Garrison served as Chairman and Chief Executive Officer of Med Center Bank & Trust Company, an independent bank located in Houston, Texas. Mr. Garrison serves on the Board of Directors of Somerset House Publishing, Inc., FFP Partners, Harris Webb & Garrison, Inc., Pinnacle Management & Trust Co., and BioCyte Therapeutics, Inc. Mr. Garrison has been a director of the Company and Intelect Communications Systems Limited ("Intelect (Bermuda)") since July 1997 and serves as a member of the Audit Committee and the Stock Option Committee.

      The Board of Directors recommends a vote FOR this nominee, and unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the nominee. Proxies may not be voted for a greater number of persons than the one nominee named. Although the Board of Directors of the Company does not contemplate that the nominee will be unable to serve, if such a situation exists prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.


DIRECTOR UP FOR ELECTION IN 1999.

      PRINZ ANTON VON AND ZU LIECHTENSTEIN, 57, is a private investor and has been so for the past five years; Director of the Company and Intelect (Bermuda) since 1980; First Managing Director of Intelect (Bermuda); Chairman of the Stock Option Committee.


DIRECTORS UP FOR ELECTION IN 2000.

      HERMAN M. FRIETSCH, 58, Chairman of the Board of the Company and Intelect (Bermuda) since 1989; Chief Executive Officer since February 1997; Director since 1988; Executive Chairman from October 1995 to February 1997; Mr. Frietsch also serves as Chairman of the Compensation Committee.

      PHILIP P. SUDAN, JR., 47, is a partner with Ryan & Sudan, L.L.P. and has been so for the past five years. Mr. Sudan has been a director of the Company and Intelect (Bermuda) since February 1997. Mr. Sudan is Chairman of the Audit Committee, and is also a member of the Stock Option Committee and the Compensation Committee.


      For information relating to Common Stock owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of April 20, 1998, the record date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the Summary Compensation Table under the heading "Executive Compensation" below; and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the information included below is based upon the Company's stock transfer records as maintained by the Company's stock transfer agent.

      The number of Common Stock beneficially owned by each director or executive officer is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after April 20, 1998 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute admission of beneficial ownership of those shares.

Name and Address                Amount and Nature of      Percent of Class
of Beneficial Owner             Beneficial Ownership
--------------------------     ---------------------- -------------------------
Herman M. Frietsch                   862,228(1)                 3.50%
1100 Executive Drive
Richardson, Texas

Peter E. Ianace                      148,095(2)                   *
1100 Executive Drive
Richardson, Texas

R. Eugene Helms                      135,000(3)                   *
269 W. Renner Parkway
Richardson, Texas

Edwin J. Ducayet, Jr.                75,670(4)                    *
1100 Executive Drive
Richardson, Texas

Anton Liechtenstein                  402,400(5)                 1.66%
Administration and Trust Co.
Josef Rheinbergerstrasse 6
Vaduz, Liechtenstein

Philip P. Sudan, Jr.                 246,973(6)                 1.02%
Two Houston Center, Suite 3900
Houston, Texas

Robert E. Garrison II                125,000(7)                   *
5599 San Felipe, 3rd Floor
Houston, Texas

The Coastal Corporation Second     6,155,828(8)               20.99%
Pension Trust
Nine Greenway Plaza
Houston, Texas 77046

SJMB, L.P.                         2,637,279(9)                9.85%
1980 Post Oak Blvd., Suite 2030
Houston, Texas 77056

All Directors and Executive        1,900,366 (10)
Officers as a group (7 persons)                                 7.86%
-------------------------------   -------------------- -------------------------
(1) Includes 439,998 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998. Includes 20,320 shares which assumes the conversion at a price of $5.25 per dollar of outstanding principal and interest of a loan made by Mr. Frietsch to the Company. See "Certain Transactions". Includes 6,000 shares owned beneficially by Mr. Frietsch's spouse as to which he disclaims beneficial ownership.
(2) Includes 140,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.

(3) Includes 120,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.
(4) Includes 53,332 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.
(5) Includes 125,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.
(6) Includes 120,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998. Includes 26,973 shares which assumes the conversion at a price of $5.25 per dollar of outstanding principal and interest of a loan made by Mr. Sudan to the Company. See "Certain Transactions".
(7) Represents 125,000 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.
(8) Based solely upon information supplied to the Company by The Coastal Corporation Second Pension Trust, includes 4,219,409 shares of Common Stock issuable upon exercise of the Company's Series A Preferred Stock, 450,00 shares issuable upon conversion of a currently exercisable warrant, and 485,143 shares which may be issued upon the conversion of certain preferred stock which may be issued upon the conversion of certain loans to convertible preferred stock. See "Certain Transactions."
(9) Based solely on information supplied to the Company by SJMB, L.P., as of April 20, 1998. Includes 880,863 shares issuable upon conversion of certain indebtedness and 1,200,000 shares issuable in connection with an immediately exercisable warrant. Includes 36,200 shares held by an affiliated entity, St. James Capital Corp., and 520,216 shares issuable to another affiliated entity, St. James Capital Partners, L.P., of which 220,216 shares are issuable upon the conversion of certain indebtedness and 300,000 shares of which are issuable in connection with an immediately exercisable warrant.
(10) Includes 1,075,533 shares issuable upon exercise of options which are currently exercisable or become exercisable by June 20, 1998.
*     Indicates holdings of less than one percent.

                     EXECUTIVE OFFICERS OF THE REGISTRANT

      Information regarding the Company's executive officers is set forth below. The executive officers of the Company are elected by the Board of Directors.

NAME                    AGE      OFFICE AND EMPLOYMENT DURING LAST FIVE YEARS
----                    ---      --------------------------------------------
Herman M. Frietsch       58      Chairman of the Board since
                                 1989; Chief Executive Officer since February
                                 1997; Director since 1988; Executive
                                 Chairman from October 1995 to February 1997.

Peter E. Ianace          49      Vice President, Sales and Marketing since February 1997; Vice
                                 President, Marketing and Distribution since June 1996;
                                 President of Intelect Network Technologies Company (a
                                 subsidiary of the Company) since November 1993; Chief
                                 Executive Officer of Intelect Network Technologies Company
                                 since July 1995; President of Opcom, Inc., a fiber optic
                                 products manufacturer, from January 1992 to March 1993.

R. Eugene Helms          47      Vice President, Chief Technology Officer since June 1996;
                                 President and Chief Executive Officer of DNA Enterprises,
                                 Inc. (a subsidiary of the Company) since April 1996; President and Owner of TeleSolutions Inc., a consulting firm, since
                                 January 1990; Vice President, Engineering of Mizar, Inc., a
                                 DSP products manufacturer, from March 1994 to October
                                 1995.

                                   5

Edwin J. Ducayet, Jr.    58      Vice President and Chief Financial Officer since February
                                 1997; Vice President and Chief Financial Officer of Intelect
                                 Network Technologies Company since December 1991.


                          BOARD AND COMMITTEE MEETINGS

      The business of the Company is managed under the direction of the Board of Directors. The current directors were elected by the unanimous written consent of the sole shareholder of the Company on October 13, 1997. Upon consummation of the reorganization of Intelect (Bermuda) on December 4, 1997, the Company became a publicly traded company. Directors will serve for the remainder of their respective terms or until their successors are elected. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings and acts by written consent when important matters require Board action between scheduled meetings. The Board of Directors of the Company and Intelect (Bermuda) held 11 meetings during 1997. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors during the period for which he was a director and the total number of meetings held by all committees of the Board of Directors on which the director served during the period he served.

      The Company's Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Stock Option Committee.

      The Audit Committee is responsible for approving the scope of the annual audit and for making recommendations to the Board of Directors concerning the selection of the Company's independent accountants. The Audit Committee also reports to the Board of Directors concerning the Company's internal accounting controls, factors that may affect the integrity of the Company's financial reports, compliance by the Company's management and employees with Company policies, and other matters. The members of the Audit Committee are Mr. Garrison and Mr. Sudan. The Audit Committee met four times during 1997.

      The Compensation Committee is responsible for determining the compensation of the Company's senior management and establishing compensation policies for the Company's employees generally. The members of the Compensation Committee are Mr. Frietsch and Mr. Sudan. The Compensation Committee met six times during 1997. See "Compensation Committee Report on Executive Compensation" below.

      The Stock Option Committee is responsible for administering the Company's stock option plans. The members of the committee are Messrs. Garrison, Liechtenstein and Sudan. Meetings of the Stock Option Committee generally are adjunct to meetings of the Board. Actions of the Stock Option Committee are formalized by documentation signed by all members. The Stock Option Committee met seven times during 1997.

      The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

      Currently, employee directors receive no compensation for their services as directors, however, each non-employee, outside director is entitled to receive a cash fee of $1,000 per month for service as a director, and members of the Audit, Compensation, and the Stock Option Committees each are entitled to receive a cash fee of up to $1,000 per month for work on each committee. The outside directors have elected to defer the receipt of fees earned during 1997 in a non-qualified, unfunded, deferred compensation arrangement. Such amounts are payable in 1998, at the election of the director, in cash. The Board of Directors is considering implementing a proposal to allow the directors to receive the payment of director fees in Common Stock. Non-employee, outside directors also may receive grants of stock options in the discretion of the Board.

      For a discussion of certain transactions between the Company and certain directors and their affiliates, see "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

     SUMMARY COMPENSATION TABLE

      The following table summarizes the annual and long-term compensation paid to Herman M. Frietsch, Chief Executive Officer of the Company, and the other executive officers who have earned more than $100,000 in salary and bonus during the last three completed fiscal years ended December 31, 1997 (the Chief Executive Officer and such other executive officers are hereinafter referred to as the "Named Executive Officers").



                          SUMMARY COMPENSATION TABLE

                                       Annual Compensation          Long-Term
                                       -------------------         Compensation
                                                                      Awards
                                                                    ----------
                                                           Other    Securities
                                                           Annual   Underlying
                               Fiscal                       Compen-   Options /
Name and Principal Positions    Year   Salary ($)Bonus ($) sation ($) SARS  (#)
----------------------------   ------  --------- --------- ---------- ---------
Herman M. Frietsch              1997    250,000      -       4,096     250,000
Chairman and Chief              1996    250,000      -         -        50,000
Executive Officer of the        1995    120,000   120,000      -       150,000
Company
----------------------------
Peter E. Ianace                 1997    240,000   17,009     5,122      50,000
Vice President of the           1996    240,000      -       4,750        -
Company; President and          1997    160,000      -                 350,000
CEO of Intelect Network
Technologies Company
----------------------------
R. Eugene Helms                 1997    180,000   66,000     4,000     150,000
Vice President of the           1996    131,538   56,725     8,827     100,000
Company; President and
CEO of DNA Enterprises
----------------------------
Edwin J. Ducayet, Jr.           1997    138,740      -       4,381     100,000
Vice President, CFO,
Treasurer and Assistant
Secretary of the Company

      The following table sets forth stock options granted in 1997 to each of the Named Executive Officers. The table also set forth the hypothetical gains that would exist for the options at the end of their ten-year terms at assumed compound rates of stock appreciation of 5% and 10%. The actual future value of the options will depend on the market value of the Company's Common Stock.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                      -------------------------------------
                        Number of  % of Total
                        Securities  Options/                        Potential Realizable Value at
                        Underlying    SARS                             Assumed Annual Rates of
                        Options    Granted to Exercise              Stock Price Appreciation for
                        /SARS      Employees    Price   Expiration         Option Terms(1)
       Name             Granted(#)  in 1997   ($/Share)    Date           5% ($)     10% ($)
-------------------------------------------------------------------------------------------------
Herman M. Frietsch       200,000     9.06%      4.00     05/02/07        503,120   1,274,960
                          50,000     2.26%      6.25     08/22/07        196,531     498,031
Peter E. Ianace           50,000     2.26%      6.25     08/22/07        196,531     498,031
R. Eugene Helms          100,000     4.53%      3.00     05/02/07        188,670     478,110
                          50,000     2.26%      6.25     08/22/07        196,531     498,031
Edwin J. Ducayet, Jr     100,000     4.53%      2.00     05/02/07        125,780     318,740

------------------------
(1) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options, if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holders' continued employment through the option period, and the date on which the options are exercised. These amounts are not intended to forecast possible future appreciation, if any, of the Company's stock price.

      The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized on exercise in 1997 by the Named Executive Officers. The table also sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 1997 and the aggregate gains that would have been realized had these options been exercised on December 31, 1997, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 1997.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                      Number of                Number of Securities     Value of Unexercised In-
                      Common                   Underlying Unexercised    the-Money Options/
                      Stock         Value      Options/SARS at Fiscal          SARS at
Name                  Acquired on   Realized       Year-End (#)         Fiscal Year-End(1) ($)
                                              --------------------      ------------------------
                      Exercise (#)  ($)     Exercisable Unexercisable  Exercisable Unexercisable
                      ------------  --------  ---------   --------      --------    ------------
Herman M. Frietsch        -             -       356,665    333,335       981,498    331,252
Peter E. Ianace           -             -       140,000    260,000       297,500    446,250
R. Eugene Helms           -             -       100,000    150,000          -       212,500
Edwin J. Ducayet, Jr.     -             -        19,999    115,001        34,415    330,210

---------------------
(1) Market value of shares covered by in-the-money options on December 31, 1997, less the option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Board of Directors of the Company consists of Herman M. Frietsch and Philip P. Sudan, Jr. Mr. Frietsch serves as the Chairman of the Board and Chief Executive Officer of the Company and Mr. Sudan is a partner of Ryan & Sudan, L.L.P., outside counsel to the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

      The Compensation Committee (the "Committee") designs and directs the compensation policies of the Company. The current members of the Committee are Herman M. Frietsch and Philip P. Sudan, Jr. Committee members do not participate in Board actions on compensation relating to themselves.

OVERVIEW AND PHILOSOPHY

      The Committee in determining executive compensation follows the general guideline of pay-for-performance while taking into account the need to provide total compensation packages that will attract and retain qualified and effective executives. Individual performance standards and accomplishments are reviewed and considered in order to relate the compensation of executives to the financial performance of the Company.

      Various elements of compensation fulfill different roles in the attraction, retention and motivation of qualified officers and employees. For Named Executive Officers, greater emphasis is given to variable and contingent forms of compensation and less emphasis is given to perquisites and other benefits. The Company's executive officer compensation is comprised of base salary, cash incentive bonuses, long-term incentive compensation in the form of stock options, and various benefits such as the Company's medical plans.

BASE SALARY

      Subject to the provisions of any applicable employment agreements, base salary levels in fiscal 1997 for the Company's executive officers, including the Chief Executive Officer, were intended and believed to be competitive and comparable relative to companies in the telecommunications industry and other companies in similar or analogous circumstances. In determining base salaries, the Compensation Committee took into account individual experience and performance and specific issues particular to the Company and reviewed independent compensation data to establish levels that were within the ranges of persons holding positions of comparable responsibilities.

COMPENSATION OF CEO

      The compensation arrangements for Mr. Frietsch have been established by the Company's Board of Directors based in part upon analyses and guidelines prepared for the Board by the Performance and Compensation Management Group of KPMG Peat Marwick, New York, N.Y., from an independent review and evaluation of executive compensation in comparable circumstances and competitive conditions. The KPMG analysis considered a comparable group of companies based on sales, size, and line of business and compared pay levels and practices at these companies with those of the Company. It is the policy of the Board of Directors to continue such process of review, analysis and determination of compensation arrangements of the Company's CEO.

ANNUAL CASH BONUS PROGRAM

      The Company maintains annual incentive compensation arrangements for its executive officers. R. Eugene Helms, President and CEO of DNA Enterprises, Inc., a subsidiary of the Company ("DNA"), is a party to an employment agreement which provides for incentive pay based on the performance of DNA. Pursuant to such agreement, Mr. Helms was awarded a bonus of $66,000 for 1997. Peter Ianace, President and Chief Executive

Officer of Intelect Network Technologies Company, a subsidiary of the Company, was awarded a $17,009 discretionary bonus in 1997. Otherwise, no bonuses were paid to executive officers with respect to 1997.

STOCK OPTIONS

      To further link the interests of management with those of the Company's stockholders, stock options are granted periodically to directors, officers, managers and qualified employees under the Stock Incentive Plan. To encourage continued service, the options normally vest and become exercisable over three years in three equal annual installments from the date of grant and expire after ten years. Stock options granted to executive officers are considered to be appropriate in terms of the market value of the shares covered by the options relative to performance, other forms of compensation and taking into consideration the possible future value of the options.

BENEFITS

      The Company provides medical benefits to its executive officers pursuant to the Company's medical plans.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M).

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with the statute to mitigate any disallowance of deductions.

      This report of the Compensation Committee on executive compensation is submitted by the current members of the committee as noted below:

                                                      Herman M. Frietsch
                                                      Philip P. Sudan, Jr.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from persons required to file such reports ("Reporting Persons"), the Company believes that all filing requirements applicable to such Reporting Persons were timely complied with during the fiscal year ended December 31, 1997, except that (i) Willard F. Barnett filed a late Statement of Changes in Beneficial Ownership on Form 4 due January 1998 reflecting one transaction; (ii) Mr. Helms filed a late Statement of Changes in Beneficial Ownership on Form 4 due September 1997 reflecting two transactions; (iii) Mr. Ianace filed a late Statement of Changes in Beneficial Ownership on Form 4 due September 1997 reflecting one transaction; (iv) Prinz von an zu Liechtenstein filed a late Statement of Changes in Beneficial Ownership on Form 4 due June 1997 reflecting one transaction; and (v) Nancy E. H. Miracle filed late Statements of Changes in Beneficial Ownership on Form 4 due October 1996, May 1997 and September 1997, respectively, reflecting three transactions.

EMPLOYEE AGREEMENTS

      Mr. Frietsch is a party to a management contract with the Company, the terms of which provide for an annual salary of $250,000 plus the possibility of an annual discretionary bonus. The agreement may be terminated by either party on the next December 31 following three (3) years notice of termination.

      Mr. Ianace is a party to an employment agreement with Intelect Network Technologies Company ("INT"), the terms of which provide for a minimum salary of $240,000 for five years ending April 24, 2000 and a discretionary bonus.

      Mr. Helms is a party to an employment agreement with DNA Enterprises, Inc., a wholly owned subsidiary of the Company ("DNA"), the terms of which provide for a minimum salary of $180,000 for five years ending April 1, 2001 and incentive pay based on the performance of DNA.

CERTAIN TRANSACTIONS

      On October 31, 1995, Intelect Network Technologies Company, a wholly-owned subsidiary of the Company, loaned $135,000 to Peter Ianace, the Company's Vice President of Sales and Marketing and President and CEO of Intelect Network Technologies Company. The loan is secured by the shares of Company stock issuable upon exercise of any options for the Company's stock issued to Mr. Ianace. The loan was renewed and extended on October 31, 1997, and the maturity date of the loan is October 31, 1998. The loan bears interest at the rate of 5% per annum. As of April 20, 1998, approximately $97,300 (including accrued interest) remained outstanding on the loan.

      In May 1997, the Company executed a loan agreement with The Coastal Corporation Second Pension Trust (the "Coastal Trust") whereby the Company borrowed $5,000,000 (the "Coastal Note") and the Coastal Trust purchased 2,482,005 shares of the Company's Series A Preferred Stock. In connection with the Coastal Note, the Company also issued to the Coastal Trust a warrant to purchase 750,000 shares of Common Stock at an exercise price of $2.00. The Coastal Note, together with accrued interest was converted into 2,517,986 shares of Series A Preferred Stock of the Company and the warrant to purchase 750,000 shares was exercised in full by the Coastal Trust. The Series A Preferred Stock is convertible on a one for one basis into shares of Common Stock beginning on August 31, 1997. In August 1997, after having converted the Coastal Note into preferred stock, the Company and the Coastal Trust amended and restated the loan agreement to provide for a new borrowing, on a revolving basis, of up to $5 million (the "Revolving Loan"). Borrowings under the Revolving Loan bear interest at 2% over prime, mature on April 28, 1998 and are secured by all of the outstanding shares of the Company's subsidiaries. Pursuant to the terms of the Revolving Loan, the Coastal Trust has advanced to the Company $3 million. Outstanding advances under the Revolving Loan are convertible by Coastal Trust at $6.18375 per share into a new series of preferred stock having the same rights and preferences as the existing series of preferred stock. In connection with the advance under the Revolving Loan, the Company issued to the Coastal Trust warrants to purchase 450,000 shares of Common Stock at an exercise price of $6.00 per share, exercisable at any time until August 26, 2002.

      In December 1997, the Company entered into loan transactions with the following persons in the indicated original principal amounts: Edwin J. Ducayet, Jr., Chief Financial Officer and Treasurer, $200,000; Herman M. Frietsch, Chairman and Chief Executive Officer, $100,000; and a partnership of which Philip P. Sudan, Jr., a director of the Company, is a general partner. The partnership then transferred $133,000 of the original principal amount to Mr. Sudan and the remainder to the other partner. The terms of each of the promissory notes which evidence the transactions provide for the Company to pay to each payee on demand the aggregate principal amount loaned to the Company, together with accrued interest. The payee can elect to have the promissory note paid in cash or shares of Common Stock at the rate of $5.25 per share for each dollar of principal and interest outstanding. Interest on the promissory notes accrues at the prime rate (as defined in the promissory note) plus three percent. As of February 10, 1998, the loan by Mr. Ducayet to the Company was paid in full. As of April 20, 1998, the loans by Messrs. Frietsch and Sudan remain outstanding.

      Mr. Sudan is a partner of Ryan & Sudan, L.L.P., counsel for the Company. During 1997, the Company paid approximately $800,000 in legal fees to Ryan & Sudan, L.L.P.


COMPARATIVE STOCK PERFORMANCE

      The following graph compares the cumulative total stockholder return over the past five years on the Company's Common Stock (Nasdaq Stock Market trading symbol ICOM) through December 31, 1997 with the cumulative total return (including reinvested dividends) of the Nasdaq Telecommunications Industry Segment Total Return Index ("Nasdaq-Telecom") and the Nasdaq Stock Market Total Return Index for United States stocks ("Nasdaq-US"). This graph assumes the investment of $100 at the market close on December 31, 1992. Amounts have been rounded to the nearest dollar. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]


                  1992     1993     1994     1995     1996     1997    CAGR(1)
--------------- -------- -------- -------- -------- -------- -------- --------
ICOM               100     300       200      531      431      506     38.3%
Nasdaq Telecom     100     154       129      169      172      227     20.6%
Nasdaq-US          100     115       112      159      95       212     19.1%
--------------- -------- -------- -------- -------- -------- -------- --------

(1) Compound Annual Growth Rate for the five years ending December 31, 1997.

        PROPOSAL 2: INCREASE THE NUMBER OF ADDITIONAL SHARES AVAILABLE
             FOR ISSUANCE UNDER THE COMPANY'S STOCK INCENTIVE PLAN

      The Company's Stock Incentive Plan (the "Plan") is a principal component of the Company's compensation program for the purpose of tying compensation results directly to stockholder value, specifically the market price of the Common Stock. The purposes of the Plan have been and continue to be to attract, retain, motivate and incentivize directors, executives, and key employees, to provide them with a strong incentive to advance the interests of the Company, and to otherwise align the interests of management more closely with that of the Company and its stockholders. The Company may grant options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code or nonstatutory options not intended to qualify as incentive options, award restricted stock, restricted stock units, performance units and bonus stock.

      In 1995, the Board of Directors of Intelect (Bermuda) adopted the Plan and it was approved by its stockholders in December 1995. The Plan was adopted by the Company in connection with the reorganization in December 1997 and all previously outstanding options to acquire common stock of Intelect (Bermuda) became options to acquire Common Stock of the Company. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in shares of Common Stock may be awarded under the Plan after December 13, 2005.

      The aggregate number of shares of Common Stock which may be issued under the Plan, before the amendment, is set at 4,000,000 shares, which quantity was approved at the 1997 Annual Meeting of Stockholders of Intelect (Bermuda). In order to continue and to enhance the effectiveness of the Plan, the Board of Directors adopted on April 17, 1998, in accordance with the recommendation of its Stock Option Committee (the "Committee"), subject to stockholder approval, an amendment to increase the number of shares of Common Stock available for issuance under the Plan from 4,000,000 to 5,000,000.

      The Board believes this amendment is necessary in order to make shares available for future awards under the Plan. It is anticipated that, at the current rate of usage, all of the shares presently available for awards under the Plan will be exhausted prior to the 1999 Annual Meeting of Stockholders. Further, since the prior share authorization, the Company has continued to expand and its capitalization has increased significantly. As the Company expands, the need to attract and maintain additional key employees increases correspondingly. In view of the limited number of shares remaining for grants under the Plan and the continuing need to attract and maintain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors and the Committee have concluded that the maximum number of shares of Common Stock that may be issued under the Plan should be increased from the current maximum of 4,000,000 to an aggregate of 5,000,000 shares.

BOARD RECOMMENDATION

      The Board of Directors unanimously recommends a vote FOR the proposal to amend the Plan to increase the number of shares of Common Stock issuable under the Plan to 5,000,000. Unless otherwise instructed, the enclosed proxy will be voted FOR such proposal.


      The following is a summary of the material provisions of the Plan. The summary is subject to the terms of the Plan. The Company will provide, upon request, a copy of the full text of the Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Mr. Edwin J. Ducayet, Jr., Assistant Secretary, Intelect Communications, Inc., 1100 Executive Drive, Richardson, Texas 75081.

ADMINISTRATION AND ELIGIBILITY

      The Plan is administered by the Board of Directors and by the Committee. Subject to the provisions of the Plan, the Committee has authority to construe the respective option agreements, award restricted stock, restricted stock units, performance units and bonus stock, to prescribe, amend and rescind rules and regulations relating to the

Plan and to make all other determinations in the judgment of the Committee necessary or desirable for the administration and purposes of the Plan.

      Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided that incentive stock options may be granted only to persons who are eligible to receive such options under Section 422 of the Code. The granting of options to directors and officers shall be determined either (a) by the full Board of Directors, or (b) by a committee consisting solely of two or more directors.

NUMBER OF SHARES

      Subject to adjustment as provided in the Plan, the proposed amendment would increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 1,000,000, to 5,000,000. Of the 5,000,000 shares, no more than 1,000,000 shares will be available for the grant of restricted stock or restricted stock units. As of April 20, 1998, options to purchase a total of 3,647,500 shares of Common Stock were outstanding under the Plan. The maximum number of shares of Common Stock with respect to all grants or awards which may be granted to any participant under the Plan is 350,000 per calendar year (subject to adjustment as provided in the Plan). The types of awards which the Committee has authority to grant consists of (1) stock options, (2) restricted stock, (3) restricted stock units, (4) performance units, and (5) bonus stock. Each of these are described herein.

EXERCISE PRICE AND TERMS OF STOCK OPTIONS

      The Committee has the authority to grant incentive stock options and non-qualified stock options to officers and key employees of the Company, and non-qualified stock options to non-employee directors. The Committee (or, in the alternative, the full Board of Directors) selects the exercise price per share of stock, provided the exercise price cannot be less than (a) 110% of fair market value per share for incentive stock options granted to a holder of more than 10% of the Company's capital stock, (b) 100% of fair market value for incentive stock options generally, and (c) 25% of fair market value for non-qualified options. The option price may be paid in cash or Common Stock owned by the optionee as provided in the Plan. The Committee shall also determine the expiration of the option period, provided that no stock options shall be exercisable later than 10 years after the date on which the option is granted, provided, however, in the case of incentive stock options granted to a holder of more than 10% of the Company's capital stock, such date shall not be later than five years after the date on which the option is granted. In all cases, options shall be subject to earlier termination as provided in the Plan.

      All options are nontransferable other than by will or the laws of descent and distribution. The Committee has the authority under the Plan to set the times within which the options vest. Unless the stock option agreement with respect to any options otherwise provides, the options become exercisable on a cumulative basis of 331/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the grant of the option. Holders of incentive stock options may generally exercise such options up to three months after voluntary termination of employment (which termination has been made with the consent of the Company), unless termination results from death or disability in which case such options may be exercised at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever period is shorter. Holders of non-qualified options may exercise such options at any time prior to the expiration date of such non-qualified stock option or within one year after the date of voluntary termination of employment (which termination has been made with the consent of the Company), whichever period is shorter.

      Notwithstanding the foregoing, if the employment terminates for any reason other than voluntary termination with the consent of the Company, retirement under a retirement plan of the Company, or death, all outstanding stock options shall automatically terminate.

      The Committee determines when options granted under the Plan become exercisable. The Committee may accelerate the date on which any option granted may be exercised, provided that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 promulgated under the Exchange Act.

      The Committee has authority, with the consent of the effected optionee, to cancel or amend any outstanding options under the Plan and to grant in substitution therefor new options covering the same or a different number of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the outstanding options.

RESTRICTED STOCK OR RESTRICTED STOCK UNITS

      Restricted Common Stock or restricted stock units awarded by the Committee will be subject to such restrictions as the Committee may impose thereon and will be subject to forfeiture if certain events (which may, in the discretion of the Committee, include termination of employment or directorship and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The agreement between the Company and the grantee will set forth the number of shares of restricted stock or restricted stock units awarded to the grantee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture and such other terms and conditions as the Committee in its discretion deems appropriate. Unless otherwise provided in the agreement, shares of restricted stock or restricted stock units will vest at the rate of 331/3% on each of the first three anniversaries of the date of grant of the award.

      Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, stock certificates for the shares of restricted stock will be held in escrow. Upon the lapse or termination of the restrictions, the stock certificates will be delivered to the grantee. From the date a restricted stock award is effective, however, the grantee will be a stockholder with respect to the shares of restricted stock and will have all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions imposed by the Committee.

      Restricted stock or restricted stock units may be issued for no consideration or for such consideration as shall be determined at the time of the award by the Committee.

PERFORMANCE UNITS

      The Committee may award performance units (expressed in dollars or shares) to be earned by an awardee based on the level of performance of the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually over a specified period of not less than one year ("Performance Period"). For each Performance Period the Committee will establish a Performance Target, and a Minimum Target which may be the same or less than the Performance Target. Targets may be expressed in terms of earnings per share, return on assets, return on equity, asset growth, ratio of capital to assets or such other level or levels of performance by the Company, a subsidiary or subsidiaries, a branch, department or other unit thereof or the awardee individually as the Committee may establish.

      An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

      Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars will be converted to shares, and performance units expressed in shares will be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

      Except as otherwise provided below under "Additional Rights in Certain Events", if the employment of an awardee terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or a subsidiary of death, the performance units of the awardee will be deemed not to have been earned, and no portion of such performance units may be paid. If prior to the close of the Performance Period the employment of an awardee is voluntarily terminated with the consent of the Company or a subsidiary or the awardee retires under any retirement plan of the Company or a subsidiary or the awardee dies during employment, the Committee may in its discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant.

      Performance unit awards may have such other terms and conditions as the Committee in its discretion deems appropriate.

BONUS STOCK

      The Committee will have the authority in its discretion to award bonus shares of Common Stock to eligible individuals in recognition of the contribution of the awardee to the performance of the Company, a subsidiary or subsidiaries, or a branch, department or other unit, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant. Any bonus stock awarded would not be subject to any restrictions or possibilities of forfeiture.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

      The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 9 of the Plan ("Section 9 Events"). Such an event is deemed to have occurred when (1) the Company acquires actual knowledge that any person (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company or a person approved under certain circumstances by the Board of Directors) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the voting power of the Company, (2) a tender offer is made to acquire securities of the Company representing 20% or more of the voting power of the Company, (3) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors, or (4) the stockholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting company or any company which acquires the stock of the Company or more than 20% of its consolidated assets.

      Unless the agreement between the Company and the awardee otherwise provides, if any Section 9 Event occurs (1) all outstanding stock options will become immediately and fully exercisable, (2) all stock options held by an awardee whose employment with the Company or a subsidiary terminates within one year of any Section 9 Event for any reason (other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary, or death) will be exercisable for a period of three months from the date of such termination of employment, but in no event after the expiration date of the stock option, (3) all restrictions applicable to restricted stock awarded under the Plan will lapse, and (4) all performance units for which the Performance Period has not yet expired will be deemed to have been fully earned as of the date of the Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target.

AMENDMENT AND TERMINATION

      The Board of Directors may at any time modify or amend the Plan in any respect, provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to persons subject to Section 16 under the Securities Exchange

Act of 1934 ("Section 16 Persons"), (ii) materially increase the benefits accruing under the Plan to Section 16 Persons, (iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Termination or any amendment of the Plan shall not, without the consent of an optionee, adversely effect his or her rights under an option previously granted.

      If an awardee engages in a business which is in competition with the Company or any of its subsidiaries, the Company may immediately terminate all outstanding stock options held by the awardee, declare forfeited all restricted stock held by the awardee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the awardee for which the applicable Performance Period has not been completed. The preceding sentence shall not apply if the exercise period of the stock option upon termination of employment or a directorship has been extended, the lapse of the restrictions applicable to the restricted stock has been accelerated or the performance unit has been deemed to have been earned as a result of the occurrence of a Section 9 Event.

      The Plan shall terminate with respect to incentive stock options upon the earlier of December 13, 2005, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted thereunder. The Plan shall terminate with respect to non-qualified options on December 13, 2005.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan and with respect to the sale of shares of Common Stock acquired under the Plan.

     INCENTIVE STOCK OPTIONS

      In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Shares"). The exercise of an incentive stock option may, however, subject the participant to the alternative minimum tax.

      Generally, the tax consequences of selling ISO Shares will vary with the length of time that the participant has owned the ISO Shares at the time it is sold. If the participant sells ISO Shares after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Shares over the exercise price.

      If the participant sells ISO Shares for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Shares for more than one year prior to the date of sale.

      If a participant sells ISO Shares for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Shares. This capital loss will be a long-term capital loss if the participant has held the ISO Shares for more than one year prior to the date of sale.

     NON-QUALIFIED STOCK OPTIONS

      As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-qualified stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-qualified stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Shares") on the Exercise Date over the exercise price.

      With respect to any NSO Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Shares, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Shares over the participant's tax basis in the NSO Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Shares for more than one year prior to the date of the sale.

      RESTRICTED STOCK. A participant granted shares of restricted stock will not recognize any taxable income for Federal income tax purposes until the first time such participant's rights in the shares are transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Section 83(b) of the Code to be taxed on receipt of the shares. In either case, the amount of such income will be equal to the excess of the fair market value of the stock the time the income is recognized over the amount (if any) paid for the stock. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee.

      PERFORMANCE UNITS. A participant granted performance units recognizes income in the amount of the award of those units when they vest and are no longer subject to substantial risk of forfeiture and such person is entitled to receive the value of the award. Any cash or Common Stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of Common Stock. In each case, the amount of compensation income will equal the amount of cash and the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

      BONUS STOCK. Any Common Stock received pursuant to an award of shares of bonus stock will generally be treated as compensation income received by the awardee in the year in which the awardee receives such shares. In such case, the amount of compensation income will equal the fair market value of the Common Stock on the date compensation income is recognized. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

      OTHER TAX MATTERS. The exercise of a stock option by an awardee, the lapse of restrictions on restricted stock, or the deemed earnout of performance units following the occurrence of a Section 9 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of Common Stock or cash resulting from such exercise or deemed earnout of performance units or, in the case of shares of restricted stock, on all or a portion of the fair market value of the Common Stock on the date the restrictions lapse, and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.


      TAX CONSEQUENCES TO THE COMPANY. The grant of an option under the Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the Plan. Any deduction will be subject to the limitations of Section 162(m) of the Code, which provides for certain limitations on the deductibility of non-performance based compensation. The Company will have a withholding obligation with respect to ordinary compensation income recognized by participants.

AMENDED AND RESTATED PLAN: NEW PLAN BENEFITS

      Grants and awards under the Plan which may be made to Company executive officers, directors and other employees are not presently determinable. If the stockholders approve the Plan, such grants and awards will be made at the discretion of the Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee, which are discussed in the "Compensation Committee Report on Executive Compensation" above.


                       PROPOSAL 3: APPROVAL OF AUDITORS

      The Board of Directors, in accordance with the recommendation of its Audit Committee, which is composed of non-employees of the Company, has unanimously approved and requests you to vote FOR the appointment of Arthur Andersen LLP ("Arthur Andersen") to act as independent auditors of the Company until the next annual meeting of stockholders, subject to terms of engagement acceptable to the Audit Committee. Proxies will be so voted unless stockholders specify otherwise in their proxies.

      At the 1997 Annual Meeting, the stockholders of Intelect (Bermuda) approved the appointment of Arthur Andersen as its independent accountants. Arthur Andersen replaced the firm of KPMG Peat Marwick, Chartered Accountants, Hamilton, Bermuda ("KPMG"), whose term as independent auditors for Intelect (Bermuda) expired at the 1997 Annual Meeting.

      The KPMG report dated April 9, 1997 on the consolidated financial statements of Intelect (Bermuda) for the year ended December 31, 1996 (the "KPMG Report") noted that the consolidated financial statements and financial statement schedule accompanying the report were prepared assuming that Intelect (Bermuda) would continue as a going concern. The KPMG Report further noted that as discussed in Note 1 to the consolidated financial statements, Intelect (Bermuda) has suffered recurring losses from continuing operations and is dependent upon the successful development and commercialization of its products and its ability to secure adequate sources of capital until Intelect (Bermuda) is operating profitably. The KPMG Report noted that these matters raise substantial doubt about Intelect (Bermuda)'s ability to continue as a going concern, and that management's plans with regard to these matters were described in Note 1 to the consolidated financial statements.

      During the two years ended December 31, 1997 and December 31, 1996, there were no "disagreements" between the Company and Arthur Andersen or KPMG as described in Item 304(a)(1)(iv) of Regulation S-K.

      Representatives of Arthur Andersen are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders. Representatives of KPMG are not expected to be present.

                                 ANNUAL REPORT

      The 1997 Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1997, is being mailed to each stockholder receiving this Proxy Statement, but does not form any part of the proxy solicitation material.

                                 OTHER MATTERS

      The Board of Directors does not intend to bring any other matters before the Meeting nor does the Board of Directors know of any matters which other persons intend to bring before the Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         STOCKHOLDER PROPOSALS AND SUBMISSIONS FOR 1999 ANNUAL MEETING

      If any Stockholder wishes to present a proposal to be considered for inclusion in the proxy materials to be solicited by the Company's Board of Directors with respect to the next Annual Meeting of Stockholders, such proposal shall have been presented to the Company's management by February 18, 1999. Such proposals should be directed to the Company, 1100 Executive Drive, Richardson, Texas 75081, Attention: Chief Financial Officer and Assistant Secretary.

      THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANYTIME PRIOR TO THE VOTE.

                                          By Order of the Board of Directors
Dated: April 28, 1998                     HERMAN M. FRIETSCH
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                     Annual Meeting of Stockholders INTELECT
                              COMMUNICATIONS, INC.

                                  June 18, 1998


                      Please Detach and Mail in the Envelope Provided
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
 [X]    Please mark your votes as in this example.

      FOR ELECTION TO        WITHHOLD
      TERM EXPIRING 2001     AUTHORITY
      (except as marked      (to vote for
        contrary below)       listed to right)
1. Election [__]                 [__]
   of Director

PLEASE SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE
                                                    FOR  AGAINST ABSTAIN
NOMINEE:          2.  Amendment of the Company's    [_]    [_]      [_]
Robert H. Garrison    Stock Incentive Plan (the "Plan")
                      to increase the number of shares
                      reserved for issuance under the
                      Plan from 4,000,000 to 5,000,000

                                                    FOR  AGAINST ABSTAIN
                   3.  Approval of appointment of   [_]    [_]      [_]
                       Arthur Andersen, LLP as
                       independent auditors for the
                       year ending December 31, 1998.

                   In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompany ing proxy statement, matters incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of any of the above named nominees to serve. UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR PROPOSALS 1, 2 AND 3 ABOVE.

Signature _____________________________________

Signature if held jointly____________________________________

Dated:____________________ 1998

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                          INTELECT COMMUNICATIONS, INC.
                 PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                                  June 18, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, having received the notice of annual meeting, proxy statement, and annual report for the year ended December 31, 1997,hereby appoints Herman M. Frietsch and Edwin J. Ducayet, Jr., and each of them, with full power of substitution, are hereby authorized as attorneys and proxies of the undersigned to represent and to vote all shares of the undersigned in Intelect Communications, Inc. at the annual meeting of stockholders of Intelect Communications, Inc. to be held on June 18, 1998 and at any adjournments thereof.

Appendix to Proxy Statement of Intelect Communications, Inc. filed with the Securities and Exchange Commission on April 28, 1998, as required by Schedule 14A, Item 10, Instruction 3:

Intelect Communications, Inc. Stock Incentive Plan

                         INTELECT COMMUNICATIONS, INC.
                   AMENDED AND RESTATED STOCK INCENTIVE PLAN

1.    PURPOSE.

      The purposes of the Stock Incentive Plan (the "Plan") are to enable Intelect Communications, Inc. (the "Company") and its Subsidiaries, if any, to attract and retain directors and key employees and to provide them with additional incentive to advance the interests of the Company. For the purposes of the Plan, the term "Subsidiary" means any corporation or other entity in which the Company has, directly or indirectly, an equity interest representing 50% or more of the capital stock thereof or equity interests therein.

2.    ADMINISTRATION.

            (a) The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board.

            (b) The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the Plan as it shall deem to be necessary and advisable for the administration of the Plan.

            (c) Notwithstanding any provision contained in this Plan, the Board of Directors shall have the authority, in addition to the authority that the Board may delegate to the Committee, to issue stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, in compliance with the terms of this Plan as the Board of Directors shall in its discretion determine to be necessary or appropriate.

3.    ELIGIBILITY.

            (a) Officers and other key employees of the Company or any Subsidiary shall be eligible to be granted incentive stock options and non-qualified stock options (collectively "stock options") and to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

            (b) Non-employee directors of the Company shall be eligible to be granted non-qualified stock options and to receive restricted stock, restricted stock units, performance units or bonus stock awards as described herein.

4.    SHARES AVAILABLE.

      The aggregate number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), which may be issued and as to which grants or awards of stock options, restricted stock, restricted stock units, performance units or bonus stock may be made under the Plan is 5,000,000 shares (of which no more than 1,000,000 shares shall be available for the grant of restricted stock or restricted stock units), subject to adjustment and substitution as set forth in
Section 8. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock or the right to receive shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted stock or restricted stock units awarded under the Plan, the shares so forfeited or covered by such right shall not again be available for the purposes of the Plan. To the extent any award of performance units is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

5.    GRANTS AND AWARDS.

            (a) With respect to officers and other key employees, the Committee shall have authority, in its discretion, to grant incentive stock options pursuant to Section 422 of the Internal Revenue Code (the "Code") and non-qualified stock options, and to award restricted stock, restricted stock units, performance units and bonus stock, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

            Notwithstanding any other provision contained in the Plan or in any stock option agreement, the aggregate fair market value, determined on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000; provided, however, that all or any portion of a stock option which cannot be exercised because of such limitation shall be treated as a non-qualified option.

            (b) With respect to non-employee directors, the Board or the Committee shall be authorized to grant non-qualified stock options and to award restricted stock, restricted stock units, performance units, and bonus stock in such amounts and on such terms as the Board or the Committee may in its discretion determine, provided such grants or awards are otherwise made in compliance with the provisions of this Plan.

            (c) The maximum number of shares covered by all grants or awards in any fiscal year of the Company to any participant shall not exceed 350,000 (subject to adjustment and substitution as set forth in Section 8).

            (d) If a grantee of a stock option, restricted stock or performance unit engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or directorship) which is in competition with the Company or any of its Subsidiaries, the Committee may immediately terminate all outstanding stock options held by the grantee, declare forfeited all restricted stock or restricted stock units held by the grantee as to which the restrictions have not yet lapsed and terminate all outstanding performance unit awards held by the grantee for which the applicable Performance Period has not been completed; provided, however, that this sentence shall not apply if the exercise period of a stock option following termination of employment or directorship has been extended as provided in Section 9(c), if the lapse of the restrictions applicable to restricted shares or restricted share units has been accelerated as provided in Section 9(d), or if a performance unit has been deemed to have been earned as provided in Section 9 (e). Whether a grantee has engaged in the operation or management of a business which is in competition with the Company or any of its Subsidiaries shall be determined by the Committee in its discretion, and any such determination shall be final and binding.

6.    TERMS AND CONDITIONS OF STOCK OPTIONS.

      Stock options granted under the Plan shall be subject to the following terms and conditions:

            (a) The purchase price at which each incentive stock option may be exercised (the "option price") shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the incentive stock option on the date of grant; provided, however, that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 6(a), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any company, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

            (b) The option price for each non-qualified stock option shall be determined by the Committee but may not be less than 25% (twenty-five percent) of the fair market value of the Common Stock on the date the non-qualified stock option is granted.

            (c) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased; except that any portion of the option price representing a fraction of a share shall in any event be paid in cash. Notwithstanding any procedure of a broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no Common Stock will be issued until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of Common Stock available for issuance under the Plan.

            (d) No stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply if
      Section 9(b) becomes applicable or if the issuance or grant of the stock option has been approved by the Board. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. To the extent it is exercisable, a stock option may be exercised at any time in whole or in part.

            (e) The Committee shall have the power to set the time or times within which each option shall be exercisable, and to accelerate the time or times of exercise. Unless the stock option agreement otherwise provides, the option shall become exercisable on a cumulative basis as to 33-1/3% of the total number of shares covered thereby on each of the first, second, and third anniversary dates of the date of grant of the option.

            (f) No stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee.

            (g) Unless the Committee, in its discretion, shall otherwise determine:

                  (i) If the employment or directorship of a grantee who is not disabled within the meaning of Section 422 (c) (6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such incentive stock option or within three months after the date of such termination, whichever is the shorter period;


                  (ii) If the employment or directorship of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary or a grantee retires under any retirement plan of the Company or a Subsidiary, any then outstanding non-qualified stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to such termination) at any time prior to the expiration date of such non-qualified stock option or within one year after the date of such termination, whichever is the shorter period;

                  (iii) If the employment or directorship of a grantee who is a
            Disabled Grantee is voluntarily terminated with the consent of the Company or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to such termination) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of such termination, whichever is the shorter period;

                  (iv) Following the death of a grantee during employment or while serving as a director, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

                  (v) Following the death of a grantee after termination of
            employment or directorship during a period within which a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period; and

                  (vi) Unless the exercise period of a stock option following termination of employment or directorship has been extended as provided in Section 9(c), if the employment or directorship of a grantee terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination shall automatically terminate.

            (h) In each subparagraph of Section 6(g), whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary and whether a grantee is a Disabled Grantee shall be determined in each case by the Committee in its discretion and any such determination by the Committee shall be final and binding.

            (i) All stock options shall be confirmed by an agreement, which shall be executed on behalf of the Company by an executive officer authorized by the Committee and by the grantee, and shall contain such provisions, restrictions and conditions as are not inconsistent with this Plan but need not be identical. The provisions of this Plan shall be deemed to be set forth in full or incorporated by reference in each such agreement.

            (j) The term "fair market value" for all purposes of the Plan shall mean the market price of the Common Stock, determined by the Committee as follows:


                  (i) If the Common Stock is traded on a stock exchange, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date;

                  (ii) If the Common Stock is traded in the Nasdaq Stock Market and is classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq National Market system for such date;

                  (iii) If the Common Stock is traded in the Nasdaq Stock
            Market, but is not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; and

                  (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

            (k) The obligation of the Company to issue shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

            (l) Subject to the foregoing provisions of this Section and the other provisions of the Plan, any stock option granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 6(i), or an amendment thereto.

            (m) The Company may, at the time any distribution is made under the Plan, whether in cash or in Common Stock, or at the time any stock option is exercised, withhold from such distribution or Common Stock issuable upon the exercise of a stock option, any amount necessary to satisfy federal, state or local tax withholding requirements with respect to such distribution or exercise of such stock option. Such withholding may be satisfied, at the Company's option, either by cash or the Company's withholding of shares of Common Stock. Agreements may contain withholding provisions applicable only to participants who are subject to the Securities and Exchange Act of 1934, as amended (the "1934 Act"), Section 16 ("Section 16 Persons").

7. TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNIT, PERFORMANCE UNIT AND BONUS STOCK AWARDS.

            (a) RESTRICTED STOCK AND UNITS. Restricted stock or restricted stock unit awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of restricted Common Stock or restricted stock units entitling the holder to receive Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares or units while such shares or units are subject to other restrictions imposed under this Section 7), the duration of such restrictions, events (which may, in the discretion of the Committee, include performance-based events) the occurrence of which would cause a forfeiture of restricted Stock or restricted share units and such other terms and conditions as the Committee in its discretion deems appropriate. Restricted stock or restricted stock unit awards shall be effective only upon execution of the applicable restricted stock or restricted stock unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the grantee.

            Restricted stock or restricted stock units may be issued for no consideration other than for services to be rendered or for such consideration as shall be determined at the time of award by the Committee.

            Except as otherwise specified by the Committee at the time of award of restricted stock or restricted stock units, restricted stock or restricted stock units issued shall vest (i.e., become non-forfeitable,) as follows: 33 1/3% on the date of the first anniversary of the date of issuance of the restricted stock or restricted stock units and an additional 33 1/3% on each anniversary date thereafter. If prior to full vesting of the restricted stock or restricted stock units the employment or directorship of the holder thereof is voluntarily terminated with the consent of the Company or Subsidiary or the holder retires under any retirement plan of the Company or a Subsidiary or dies during employment or directorship, the Committee may in its absolute discretion determine to vest all or any part of the restricted stock or restricted stock units except as otherwise provided in Section 9(e). If the employment or directorship of the holder of restricted stock or restricted stock units terminates for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death, all unvested restricted stock or restricted stock units shall be forfeited. Whether the termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined by the Committee in its discretion, and a determination by the Committee on any matter with respect to restricted stock or restricted stock units shall be final and binding on both the Company and the holder of restricted stock or restricted stock units.

            Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, the Committee shall deposit share certificates for such restricted stock in escrow (which may be an escrow in the custody of an officer of the Company). Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall be issued or transferred share certificates for such restricted stock. From the date a restricted share award is effective, the grantee shall be a stockholder with respect to all the shares represented by such certificates and shall have all the rights of a stockholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee. The grantee of restricted share units shall not have any rights as a stockholder until the delivery to the grantee of shares on lapse of the restrictions imposed.

            (b) PERFORMANCE UNITS. The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

                  (i) "Performance unit" shall mean an award, expressed in
            dollars or shares of Common Stock of, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Company, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

                  (ii) "Performance Period" shall mean an accounting period of the Company or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

                  (iii) "Performance Target" shall mean that level of
            performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Company, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

                  (iv) "Minimum Target" shall mean a minimal level of
            performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

            An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

            Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, as of the date the amount payable is determined by the Committee.

            If prior to the close of the Performance Period the awardee of performance units is voluntarily terminated with the consent of the Company or a Subsidiary or the awardee retires under any retirement plan of the Company or a Subsidiary or the awardee dies during employment or directorship, the Committee may in its absolute discretion determine to pay all or any part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, or directorship, retirement or death, the period of time remaining until the close of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee in its discretion determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or his or her estate as promptly as practicable following such determination and may be made in cash, in Common Stock, or partly in cash and partly in Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock as of the date the amount payable is determined by the Committee.

            Except as otherwise provided in Section 9(e), if the employment or directorship of an awardee of performance units terminates prior to the close of a Performance Period for any reason other than voluntary termination with the consent of the Company or a Subsidiary or retirement under any retirement plan of the Company or a Subsidiary or death, the performance units of the awardee shall be deemed not to have been earned, and no portion of such performance units may be paid. Whether termination of employment or directorship is a voluntary termination with the consent of the Company or a Subsidiary shall be determined, in its discretion, by the Committee. Any determination by the Committee on any matter with respect to performance units shall be final and binding on both the Company and the awardee.

            Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

            (C) BONUS STOCK. The Committee shall have the authority in its discretion to award shares of bonus Common Stock to eligible individuals from time to time in recognition of the contribution of the awardee to the performance of the Company, a Subsidiary or Subsidiaries, or any branch, department or other portion thereof, in recognition of the awardee's individual performance or on the basis of such other factors as the Committee may deem relevant.

8.    ADJUSTMENT AND SUBSTITUTION OF SHARES.

      If a dividend or other distribution shall be declared upon the Common Stock payable in Common Stock, the number of shares of Common Stock then subject to any outstanding stock options, restricted stock units or performance unit awards and the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or awards shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution. Common Stock so distributed with respect to any restricted stock held in escrow shall be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock on which they were distributed.

      If the outstanding Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another company, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, restricted stock unit or performance unit award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or award, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any shares of restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

      In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

      No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of shares of restricted stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted stock exchanged therefor.

      If any such adjustment or substitution provided for in this Section 8 requires the approval of stockholders in order to enable the Company to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

9.    ADDITIONAL RIGHTS IN CERTAIN EVENTS.

            (a) DEFINITIONS. For purposes of this Section 9, the following terms shall have the following meanings:

                  (i) The term "Person" shall be used as that term is used in
            Sections 13(d) and 14(d) of the 1934 Act.

                  (ii) Beneficial ownership shall be determined as provided in
            Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (iii) "Voting Stock" shall mean all securities of a
            corporation entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote); and a specified percentage of "Voting Power" of a company shall mean such number of shares of Voting Stock as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the Common Stock to elect directors by a separate class vote).

                  (iv) "Tender Offer" shall mean a tender offer or exchange
            offer to acquire securities of the Company (other than such an offer made by the Company or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (v) "Section 9 Event" shall mean the date upon which any of the following events occurs:

                        (A) The Company acquires actual knowledge that any
                  Person has acquired the Beneficial Ownership, directly or indirectly, of securities of the Company entitling such Person to 20% or more of the Voting Power of the Company, other than the Company, a Subsidiary or any employee benefit plan(s) sponsored by the Company, or a Person approved by the Board that has acquired 20% or more but less than 50% of the Voting Power of the Company; or

                        (B) A Tender Offer is made to acquire securities of the
                  Company entitling the holders thereof to 20% or more of the Voting Power of the Company; or

                        (C) A solicitation subject to Rule 14a-11 under the 1934
                  Act (or any successor Rule) relating to the election or removal of 50% or more of the members of any class of the Board shall be made by any person other than the Company; or

                        (D) The stockholders of the Company shall approve a
                  merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the stockholders of the Company immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 20% of the consolidated assets of the Company immediately prior to the transaction;

            provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in Section 9(a)(v)(A), (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-I (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in Section 9(a)(v)(B), or (iii) if a grantee is a "participant" as defined in Rule 14a-11 under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Company) referred to in Section 9(a)(v)(C), then no Section 9 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

            (b) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS. Unless the agreement referred to in Section 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any Section 9 Event occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 9(a) (v) ) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

            (C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS. Unless the agreement referred to in Sec tion 6(i), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all stock options held by a grantee (other than a grantee referred to in the proviso to Section 9(a)(v)) whose employment or directorship with the Company or a Subsidiary terminates within one year of any Section 9 Event for any reason other than voluntary termination with the consent of the Company or a Subsidiary, retirement under any retirement plan of the Company or a Subsidiary or death shall be exercisable for a period of three months from the date of such termination of employment or directorship, but in no event after the expiration date of the stock option.

            (d) LAPSE OF RESTRICTIONS ON RESTRICTED STOCK OR RESTRICTED STOCK UNIT AWARDS. If any Section 9 Event occurs prior to the scheduled lapse of all restrictions applicable to restricted stock or restricted stock unit awards under the Plan (other than those held by a person referred to in the proviso to Section 9(a) (v)), all such restrictions shall lapse upon the occurrence of any such Section 9 Event regardless of the scheduled lapse of such restrictions.

            (e) PAYMENT OF PERFORMANCE UNITS. If any Section 9 Event occurs prior to the end of any Performance Period, all performance units awarded with respect to such Performance Period (other than those held by a person referred to in the proviso to Section 9(a)(v)) shall be deemed to have been fully earned as of the date of such Section 9 Event, regardless of the attainment or non-attainment of the Performance Target or any Minimum Target, and shall be paid to the awardees thereof as promptly as practicable thereafter. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of a
      Section 9 Event.

10. EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER.

      Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option or to be awarded restricted stock, restricted stock units, performance units or bonus stock under the Plan. Nothing in the Plan, in any stock option, in any restricted stock, restricted stock unit, performance unit or bonus share award under the Plan or in any agreement providing for any of the foregoing shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

11.   AMENDMENT.

            (a) The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval (i) increase by more than 10% the total number of shares which may be issued under the Plan to Section 16 Persons, (ii) materially increase the benefits accruing under the Plan to Section 16 Persons, (iii) materially modify the requirements as to eligibility for participation in the Plan by Section 16 Persons, (iv) make any changes in the class of employees eligible to receive incentive stock options under the Plan, or (v) increase the number of shares with respect to which incentive stock options may be granted under the Plan. Approval of the Plan by the stockholders of the Company pursuant to Section 12 shall also be deemed to constitute approval of any amendments to Section 6(f) that are designed to take advantage of changes in income tax or securities laws or regulations adopted for the purpose of reducing or eliminating restrictions on transferability of options. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option, restricted stock, restricted stock units, performance units or bonus stock theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

            (b) It is the Company's intent that the Plan comply in all respects with Rule 16b-3 of the 1934 Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of stock options under the Plan shall be executed in accordance with the requirements of Section 16 of the 1934 Act, as amended and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the 1934 Act or any amendments thereto or any successor regulation, then the Committee may make such modifications so as to conform the Plan and any stock options granted thereunder or the Rule's requirements.

12.   EFFECTIVE DATE AND DURATION OF PLAN.

      The effective date and date of adoption of the Plan shall be December 4, 1997, the date of approval of the Plan by the Stockholders. No stock option may be granted, and no restricted stock, restricted stock units, bonus stock or performance units payable in Common Stock may be awarded under the Plan subsequent to December 13, 2005.

13.   INDEMNIFICATION.

      In addition to such other rights of indemnification as they may have as directors, the members of the Committee administering the Plan shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of such member's duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.